UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 2, 2025

VUZIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35955	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

25 Hendrix Road, Suite A

West Henrietta, New York 14586

(Address of principal executive offices)(Zipcode)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.001	VUZI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2025 Vuzix Corporation (the “Company”) granted 291,878 restricted stock units (“RSUs”) to Paul Travers, the Company’s chief executive officer, 118,211 RSUs to Grant Russell, the Company’s chief financial officer, and 111,642 RSUs to Peter Jameson, the Company’s chief operating officer. The RSUs are being granted under the Company’s existing 2023 Equity Incentive Plan. The grant of the RSUs will be effective upon and subject to shareholder approval to be obtained at the Company’s 2025 annual shareholder meeting. Simultaneously with effectiveness of the RSUs, and subject to such shareholder approval, 3,010,000 unvested options previously granted on March 17, 2021 to Paul Travers; 1,625,000 unvested options previously granted to Grant Russell on March 17, 2021 and 270,000 unvested options previously granted to Peter Jameson on March 17, 2021, all with an exercise price of $19.00, will be surrendered and terminated.

Subject to the foregoing, 50% of the RSUs will vest three years from the date of grant and the remaining 50% (which remaining amount may increase to up to 125% of such amount (or 62.5% of the aggregate initial amount)) will vest upon achievement of certain performance results within the next three years and not simply the passage of time.

The Company also granted to other management employees an aggregate of 183,967 RSUs with similar vesting terms and conditions (including shareholder approval, and termination of existing options granted on March 17, 2021, if applicable). A total of 454,500 options originally granted to these other management employees are being surrendered and terminated.

Subject to shareholder approval as set forth above, there will be an aggregate of 5,359,500 options that were granted on March 17, 2021 that will be surrendered and terminated and up to 789,546 new RSUs granted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2025	VUZIX CORPORATION

	By:	/s/ Grant Russell
Grant Russell
Chief Financial Officer

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